                                                                   EXHIBIT 10.30

                            SECOND WAIVER AND CONSENT

      This Second Waiver and Consent is entered into as of this 28th day of December, 2004, by and between The Canopy Group, Inc., a Utah corporation ("Canopy"), and MTI Technology Corporation, a Delaware corporation ("MTI") (hereinafter collectively referred to as the "Parties"), with reference to the following:

                                    RECITALS

      A. On June 27, 2002, the Parties entered into a Loan Agreement (the "Canopy Loan Agreement") whereby Canopy granted credit and credit accommodations for a revolving line of credit loan of up to Seven Million Dollars ($7,000,000) for its working capital and other corporation purposes.

      B. On June 27, 2002, MTI executed a promissory note (the "Note") in the amount of Seven Million Dollars ($7,000,000) in favor of Canopy secured by the collateral described in that certain Security Agreement between MTI and Canopy dated as of the date thereof (the "Security Agreement"), perfected by the filing of a UCC Financing Statement.

      C. The collateral transferred, conveyed, assigned and granted to Canopy pursuant to the terms of the Security Agreement includes a security interest in MTI of all "general intangibles," as such term is defined in the UCC, including, but not limited to, all patents and patent applications, and in all "accounts," as such term is defined in the UCC, including, but not limited to all of MTI's accounts receivable.

      D. On November 13, 2002, Comerica Bank-California and MTI entered into a Loan and Security Agreement (the "Comerica Loan"). In connection with the Comerica Loan, Canopy secured the line of credit for MTI by guaranteeing the Comerica Loan and provided a Seven Million Dollar ($7,000,0000) letter of credit from Canopy's bank, Bank of America, for the purpose of creating a security interest under the Comerica Loan (the "Comerica Loan Security Interest").

      E. On December 5, 2002, MTI paid off the outstanding balance of the Note; the Security Agreement and the underlying security interest were continued for the purpose of Canopy guaranteeing the Comerica Loan.

      F. As of June 14, 2004, MTI and Canopy entered into that certain First Amendment to Loan Agreement, which documented the arrangement described in recital E above, terminating MTI's right to borrow cash under the Canopy Loan Agreement.

      G. Also as of June 14, 2004, Canopy and MTI entered into that certain Waiver and Consent, pursuant to which Canopy consented to certain financing activities of MTI and agreed to release its lien on certain of MTI's intellectual property while retaining its lien on the remaining MTI assets as collateral security for the obligations of MTI to Canopy described above.

      H. MTI and Canopy now desire to agree that Canopy will release its lien on the Released Collateral (defined below) in return for MTI's commitment to pay down the Comerica Loan, with the understanding that the Comerica Loan Security Interest will continue in place and that MTI shall be allowed to incur indebtedness from third parties and pledge the Released Collateral as collateral security therefor. The "Released Collateral" shall mean the property described on Exhibit A hereto.

      I. Canopy is MTI's major stockholder and beneficially holds approximately 42% of all outstanding common stock in MTI and agrees that it is in the best interest of MTI and its stockholders that it waive and release any right, title and interest it may have in and to the Released Collateral secured by the Security Agreement.

      NOW, THEREFORE, to that end and in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from the transactions described above and other good and valuable consideration, the parties hereby agree as follows.

      1. Canopy hereby waives and releases any rights, title and interest that it may have in and to the Released Collateral (the "Security Interest") and hereby authorizes MTI to cause partial UCC lien releases for the Released Collateral in the forms attached hereto as Exhibit B. Canopy will cooperate with MTI to provide to MTI any other documents, instruments and agreements reasonably required to confirm Canopy's release of the Released Collateral.

      2. Canopy hereby approves and consents to MTI's incurrence of third party indebtedness and the pledge of the Released Collateral as collateral security therefor, and acknowledges that the consummation of any such transaction or transactions will not constitute a breach or default under any provision of the Canopy Loan Agreement or the Security Agreement (the "Canopy Agreements").

      3.    MTI hereby represents, warrants, covenants and agrees that:

            (a) MTI has $5,500,000.00 outstanding under the Comerica Loan as of the date hereof;

            (b) MTI shall not incur any additional indebtedness under the Comerica Loan, and shall pay all accrued interest on the outstanding balance as the same becomes due; and

            (c) on each of February 15, 2005, May 15, 2005 and August 15, 2005, MTI shall make a principal repayment under the Comerica Loan equal to $1,833,000.00.

      4. Canopy hereby acknowledges that as of the date hereof, there has not been any default by MTI under the Canopy Agreements, and that to the extent that any action undertaken by MTI as of the date hereof may be construed as a default under the Canopy Agreements because such action was not evidenced by a formal waiver ("Past Actions"), Canopy hereby waives any and all such Past Actions as a default under the Canopy Agreements.

      5. All other terms of the Canopy Agreements shall remain in full force and effect except as to provisions expressly modified herein. This Waiver and Consent (a) is not intended for and shall not be construed for the benefit of any party not a signatory hereto; (b) shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; and (c) constitutes the entire agreement (including all representations and promises made) among the parties with respect to the subject matter hereof.

      6. This Waiver and Consent may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent as of the date first set forth above.

                                 THE CANOPY GROUP, INC., a Utah corporation

                                 By: /s/ W. Mustard
                                    ----------------------------------------
                                 Its: President and CEO

                                 MTI TECHNOLOGY CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Scott Poteracki
                                    ----------------------------------------
                                 Its: CFO

                                    Exhibit A

The term "Released Collateral" shall mean the following properties, assets and rights of the MTI, wherever located, whether now owned or hereafter acquired or arising:

            (a) All of MTI's Accounts (defined below), and all of MTI's money, contract rights, chattel paper, documents, deposit accounts, securities, investment property and instruments with respect thereto, and all of MTI's rights, remedies, security, liens and supporting obligations, in, to and in respect of the foregoing, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, and credit and other insurance;

            (b) To the extent not listed above, all of MTI's now owned or hereafter acquired deposit accounts into which Accounts or the proceeds of Accounts are deposited, including any lockbox account into which Accounts are deposited;

            (c) All of MTI's existing and future customer lists, claims, books, records, ledger cards, contracts, licenses, formulae, and computer programs, information, software, records, and data, as the same relate to the documentation or enforcement of the Accounts;

            (d) All of MTI's now owned and hereafter acquired inventory (as defined in the UCC (defined below)) consisting of goods manufactured or provided by Secured Party (defined below), including without limitation all finished goods, goods in transit and all returned, reclaimed or repossessed goods, in each case which consist of goods manufactured or provided by Secured Party, and all warehouse receipts, documents of title and other documents representing any of the foregoing (collectively, "Inventory"); and

            (f) To the extent not listed above as original collateral, the proceeds (including, without limitation, insurance proceeds) and products of all of the foregoing, including all general intangibles relating to the Inventory and the Accounts (including but not limited to payment intangibles, letter-of-credit rights and commercial tort claims, and rights and claims under insurance policies, in each case relating to the Inventory and the Accounts).

      For purposes hereof:

      (1) the term "Account" means any right to payment of a monetary obligation, whether or not earned by performance, which relates to or arises from goods and services manufactured or provided by the Secured Party, including without limitation, goods sold or delivered to MTI, another MTI Company (defined below), or customers of an MTI Company, or the installation by MTI or another MTI Company of such goods. Without limiting the generality of the foregoing, the term "Account" shall further include any "account" (as that term is defined in the UCC now or hereafter in effect), any accounts receivable, any "health-care-insurance receivables" (as that term is defined in the UCC now or hereafter in effect), any "payment intangibles" (as that term is defined in the UCC now or hereafter in effect) and all other rights to payment of every kind and description, whether or not earned by performance, in each case which relates to or arises from goods and services manufactured or provided by Secured Party, including without limitation, goods sold or delivered to

MTI another MTI Company, or customers of an MTI Company, or the installation by an MTI Company of such goods.

      (2) The term "Secured Party" means EMC Corporation, a Massachusetts corporation having its principal place of business at 176 South Street Hopkinton, MA 01748-9103, as agent for itself, for VMWare, Inc. and for all of EMC Corporation's subsidiaries, divisions and affiliates.

      (3) The term "MTI Company" means each of MTI and each subsidiary of MTI, including without limitation the following MTI subsidiaries: MTI Technology GMBH (Germany), MTI Technology Limited (Ireland), MTI France SA (France), MTI Technology Ireland Ltd. (Ireland), MTI Technology BV (Holland), MTI Technology Limited (Scotland), and MTI Technology BV - Irish Branch (Ireland).

                                    Exhibit B

                             UCC-3 Partial Releases

                  SCHEDULE A TO UCC-3 PARTIAL RELEASE

Debtor:           MTI Technology Corporation
                  14661 Franklin Avenue
                  Tustin, CA 92780

Secured Party:    The Canopy Group, Inc.
                  333 South 520 West, Suite 300
                  Lindon, UT 84042

      The Secured Party releases its security interest in the following properties, assets and rights of the Debtor, whenever located, whether now owned or hereafter acquired or arising:

            (a) All of Debtor's Accounts (defined below), and all of Debtor's money, contract rights, chattel paper, documents, deposit accounts, securities, investment property and instruments with respect thereto, and all of Debtor's rights, remedies, security, liens and supporting obligations, in, to and in respect of the foregoing, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, and credit and other insurance;

            (b) To the extent not listed above, all of Debtor's now owned or hereafter acquired deposit accounts into which Accounts or the proceeds of Accounts are deposited, including any lockbox account into which Accounts are deposited;

            (c) All of Debtor's existing and future customer lists, claims, books, records, ledger cards, contracts, licenses, formulae, and computer programs, information, software, records, and data, as the same relate to the documentation or enforcement of the Accounts;

            (d) All of Debtor's now owned and hereafter acquired inventory (as defined in the UCC (defined below)) consisting of goods manufactured or provided by EMC (defined below), including without limitation all finished goods, goods in transit and all returned, reclaimed or repossessed goods, in each case which consist of goods manufactured or provided by EMC, and all warehouse receipts, documents of title and other documents representing any of the foregoing (collectively, "Inventory"); and

            (f) To the extent not listed above as original collateral, the proceeds (including, without limitation, insurance proceeds) and products of all of the foregoing, including all general intangibles relating to the Inventory and the Accounts (including but not limited to payment intangibles, letter-of-credit rights and commercial tort claims, and rights and claims under insurance policies, in each case relating to the Inventory and the Accounts).

      For purposes hereof:

      (1) the term "Account" means any right to payment of a monetary obligation, whether or not earned by performance, which relates to or arises from goods and services manufactured or provided by EMC, including without limitation, goods sold or delivered to the

Debtor, another MTI Company (defined below), or customers of an MTI Company, or the installation by Debtor or another MTI Company of such goods. Without limiting the generality of the foregoing, the term "Account" shall further include any "account" (as that term is defined in the UCC now or hereafter in effect), any accounts receivable, any "health-care-insurance receivables" (as that term is defined in the UCC now or hereafter in effect), any "payment intangibles" (as that term is defined in the UCC now or hereafter in effect), and all other rights to payment of every kind and description, whether or not earned by performance, in each case which relates to or arises from goods and services manufactured or provided by EMC, including without limitation, goods sold or delivered to the Debtor, another MTI Company, or customers of an MTI Company, or the installation by an MTI Company of such goods.

      The term "EMC" means EMC Corporation, a Massachusetts corporation having its principal place of business at 176 South Street Hopkinton, MA 01748-9103, as agent for itself, for VMWare, Inc. and for all of EMC Corporation's subsidiaries, divisions and affiliates.

      The term "MTI Company" means each of MTI Technology Corporation and each subsidiary of MTI Technology Corporation, including without limitation the following MTI subsidiaries: MTI Technology GMBH (Germany), MTI Technology Limited (Ireland), MTI France SA (France), MTI Technology Ireland Ltd. (Ireland), MTI Technology BV (Holland), MTI Technology Limited (Scotland), and MTI Technology BV - Irish Branch (Ireland).

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

      Louise A. Luongo, Paralegal
      Wilmer Cutler Pickering Hale and Dorr LLP
      60 State Street
      Boston, MA 02109

                                                                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1a. INITIAL FINANCING STATEMENT FILE #                                                         1b. This FINANCING STATEMENT
    21593866    6/28/02                                                                            AMENDMENT is to be filed [for
                                                                                                   record] (or recorded) in the
                                                                                                [ ] REAL ESTATE RECORDS.
------------------------------------------------------------------------------------------------------------------------------------
2.[ ] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
------------------------------------------------------------------------------------------------------------------------------------
3.[ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured
      Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
------------------------------------------------------------------------------------------------------------------------------------
4.[ ] ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
------------------------------------------------------------------------------------------------------------------------------------
5.[ ] AMENDMENT (PARTY INFORMATION): This Amendment affects [ ] Debtor or [ ] Secured Party of record. Check only one of these two boxes.

      Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

[ ] CHANGE name and/or address: Give current  [ ] DELETE name: Give record name     [ ] ADD name: Complete item 7a or 7b, and also
    record name in  item 6a or 6b; also give      to be deleted in item 6a or 6b.       item 7c; also complete items 7d-7g
    new name (if name change) in item 7a or                                             (if applicable).
    7b and/or new address (if address change)
    in item 7c.

6. CURRENT RECORD INFORMATION:
   6a. ORGANIZATION'S NAME
       MTI TECHNOLOGY CORPORATION
OR
   6b. INDIVIDUAL'S LAST NAME                                      FIRST NAME                       MIDDLE NAME             SUFFIX
------------------------------------------------------------------------------------------------------------------------------------
7. CHANGED (NEW) OR ADDED INFORMATION:
   7a. ORGANIZATION'S NAME

OR
   7b. INDIVIDUAL'S LAST NAME                                      FIRST NAME                       MIDDLE NAME             SUFFIX

7c. MAILING ADDRESS                                                CITY                             STATE    POSTAL CODE    COUNTRY

7d. TAX ID #: SSN OR EIN  ADD'L INFO RE  7e. TYPE OF ORGANIZATION  7f. JURISDICTION OF ORGANIZATION  7g. ORGANIZATIONAL ID #, if any
                          ORGANIZATION
                          DEBTOR                                                                                            [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
8. AMENDMENT (COLLATERAL CHANGE): check only one box.

   Describe collateral [X] deleted or [ ] added, or give entire [ ] restated collateral description, or describe collateral
   [ ] assigned.

   See attached Schedule A of deleted collateral, which collateral Secured Party releases.
------------------------------------------------------------------------------------------------------------------------------------
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here [] and enter name of DEBTOR authorizing this Amendment.

   9a. ORGANIZATION'S NAME
       THE CANOPY GROUP, INC.
OR
   9b. INDIVIDUAL'S LAST NAME                                      FIRST NAME                        MIDDLE NAME             SUFFIX
------------------------------------------------------------------------------------------------------------------------------------
10. OPTIONAL FILER REFERENCE DATA
      DE-SOS                                                                                #4869154
------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE COPY--NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3)(REV. 07/29/98)

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

      Loulse A. Luongo, Parelegal
      Wilmer Cutler Pickering Hale and Dorr LLP
      60 State Street
      Boston, MA 02109

                                                                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1a. INITIAL FINANCING STATEMENT FILE #                                                         1b. This FINANCING STATEMENT
    0207960341    3/18/02                                                                          AMENDMENT is to be filed (for
                                                                                                   record) (or recorded) in the
                                                                                               [ ] REAL ESTATE RECORDS.
------------------------------------------------------------------------------------------------------------------------------------
2.[ ] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
------------------------------------------------------------------------------------------------------------------------------------
3.[ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured
      Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
------------------------------------------------------------------------------------------------------------------------------------
4.[ ] ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
------------------------------------------------------------------------------------------------------------------------------------
5. AMENDMENT (PARTY INFORMATION): This Amendment affects [ ] Debtor or [ ] Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

[ ] CHANGE name and/or address: Give current    [ ] DELETE name: Give record name     [ ] ADD name: Complete item 7a or 7b, and also
    record name in  item 6a or 6b; also give        to be deleted in item 6a or 6b.       item 7c; also complete items 7d-7g
    new name (if name change) in item 7a or                                               (if applicable).
    7b and/or new address (if address change)
    in item 7c.

6. CURRENT RECORD INFORMATION:
   6a. ORGANIZATION'S NAME
       MTI TECHNOLOGY CORPORATION
OR
   6b. INDIVIDUAL'S LAST NAME                                      FIRST NAME                       MIDDLE NAME             SUFFIX
------------------------------------------------------------------------------------------------------------------------------------
7. CHANGED (NEW) OR ADDED INFORMATION:
   7a. ORGANIZATION'S NAME
------------------------------------------------------------------------------------------------------------------------------------
OR
   7b. INDIVIDUAL'S LAST NAME                                      FIRST NAME                       MIDDLE NAME             SUFFIX

7c. MAILING ADDRESS                                                CITY                             STATE    POSTAL CODE    COUNTRY

7d. TAX ID #: SSN OR EIN  ADD'L INFO RE  7e. TYPE OF ORGANIZATION  7f. JURISDICTION OF ORGANIZATION  7g. ORGANIZATIONAL ID #, if any
                          ORGANIZATION
                          DEBTOR                                                                                           [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
8. AMENDMENT (COLLATERAL CHANGE): check only one box.

   Describe collateral [X] deleted or [ ] added, or give entire [ ] restated collateral description, or describe collateral
   [ ] assigned.

   See attached Schedule A of deleted collateral, which collateral Secured Party releases.

------------------------------------------------------------------------------------------------------------------------------------
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here [ ] and enter name of DEBTOR authorizing this Amendment.

   9a. ORGANIZATION'S NAME
    THE CANOPY GROUP, INC.
OR
   9b. INDIVIDUAL'S LAST NAME                                      FIRST NAME                       MIDDLE NAME             SUFFIX
------------------------------------------------------------------------------------------------------------------------------------
10. OPTIONAL FILER REFERENCE DATA
    CA-SOS                                                                                   #4889170
------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE COPY--NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3)(REV. 07/29/98)